Exhibit 10.115

ASSIGNMENT OF OIL, GAS AND MINERAL LEASES

STATE OF TEXAS	§
KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF GREGG	§

THAT the undersigned, JERRY RAWLINSON, TRUSTEE, whose address is P. O. Box 5607, Longview, Texas 75608, in and for the consideration of TEN & NO/100 ($10.00) DOLLARS, and other good and valuable consideration, the receipt and sufficiency of which as a full and adequate consideration is hereby acknowledged, does hereby Grant, Bargain, Sell, Convey, Assign and Deliver all of his right, title and interest of any nature, quality and quantity in and to the following Oil, Gas and Mineral Leases, to-wit:

1.	That certain Oil, Gas and Mineral Lease from Emma Killingsworth, as Lessor, to J. E. Ferrell, as Lessee, dated September 13, 1930, of record in Book 4, Page 468, of the records of the County Clerk of Gregg County, Texas; and,

2.	That certain Oil, Gas and Mineral Lease from F. K. Lathrop, etal, as Lessors, to B. A. Skipper, as Lessee, dated the 24th day of April, 1930, of record in Volume 4, Page 429, of the records of the County Clerk of Gregg County, Texas;

insofar as said leases cover the lands located in Gregg County, Texas, and the rights thereunder as more fully described in that certain Assignment dated March 1, 2000, from Nova Operating, L.L.C. unto the undersigned, which is filed for record in the Official Public Records of Gregg County, Texas under file #200006897, unto JDT TRUST, whose address is 1111 Kensington Ct., Longview, Texas 75605, its successors and assigns.

This assignment is made without warranty of title, either expressed or implied, except as to the actions of the Assignor herein, but otherwise with full subrogation and substitution with respect to all warranties made by Assignor’s predecessors in title.

Executed this the 22nd day of September, 2003.

/s/ Jerry Rawhnson
Jerry Rawhnson, Trustee

STATE OF TEXAS	§

COUNTY OF GREGG	§

This instrument was acknowledged before me on this the 23rd day of September, 2003, by Jerry Rawlinson.

Janet Edwards
Notary Public in and for the State of Texas